UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07471

Matthew 25 Fund, Inc.

(Exact name of registrant as specified in charter)

607 West Avenue

Jenkintown, PA  19046

 (Address of principal executive offices) (Zip code)

Mark Mulholland

607 West Avenue

Jenkintown, PA  19046

(Name and address of agent for service)

Registrant's telephone number, including area code: (215) 884-4458

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Matthew 25 Fund, Inc.

SEMI-ANNUAL REPORT

June 30, 2008

Matthew 25 Fund, Inc.

607 West Avenue

Jenkintown, PA  19046

1-888-M25-FUND

Fund Symbol: MXXVX

Website: www.matthew25fund.com

This report is provided for the general information of Matthew 25 Fund shareholders.  It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Fund. Please read it carefully before you invest.

MATTHEW 25 FUND

MANAGER’S COMMENTARY

JUNE 30, 2008 (UNAUDITED)

Dear Matthew 25 Fund Shareholders,

Our Fund declined 12.46% for the first six months of 2008.  From its inception on 10/16/95 through 6/30/2008 our Fund has gained 200.47%.  In other words, a $10,000 investment at the inception of our Matthew 25 Fund would have grown to $30,046.92.  This is a compounded annual growth rate of 9.04% for a period covering 12.71 years.

This bear market we are currently going through is financially and mentally painful, but do not give up!  Abraham Lincoln, who experienced turmoil, once said “And this, too, shall pass away.”   Most of the past U.S. bear markets have been opportunities for wealth building.  The reason for this is Price to Value.  Bear markets bring the market prices down for both the strong and weak companies in certain industries or the entire stock market.  Remember the bottom of a bear market is also the point of the highest rate of return for the market going forward.  This is because market values on most stocks are at their lowest ratios to long-term intrinsic values of the underlying businesses.  The problem is that nobody knows the bottom until months or years later.  So it is important first to stay in the market and wait for its reversal.  Second is to accept the reality that there will be market declines and then try to benefit by buying more shares.  Third, this is mostly on me, is to search the market and own stocks of companies that will perform best when the market improves.  This may require selling stocks when better investments are available and I have made these types of changes in our Matthew 25 Fund’s portfolio.  No investment is untouchable in this market.  It is important to own the investments that have the highest future return potential as compared to the current risks.  Much money can be made by owning a company that not only survives the economic turmoil, but is capable of picking up new business in the eventual turn around.

  The format of this letter is different from past letters.  First I will grade our investments on the four pertinent categories:

Quality of Business

Quality of Management

Financial Condition

Price of Security

The grades are similar to Academia with an “A” for superior; a “B” for very good, a “C” for average, a “D” for poor, and an “F” for failure.  The grades for

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

the first two categories are in relation to other businesses or executives whereas the gradings for Financial Condition and Price are more intrinsic.

The Price grades reflect a stock or bond’s return potential over the next 3 to 5 years.  An “A” offers an average annual compounded rate of return of 15% or greater according to my research.  “B” offers 12% to 14% annual return, “C” represents the market’s historical rate of return of 9% to 11%, while “D” offers low single digit rates of return or less than market historical average returns and finally down to  “F” which offers negative long-term returns in my analysis.

The second part of this letter will be a synopsis of each of our Matthew 25 Fund’s investment.  In these summaries I will try to give you the reason for owning each stock, what my expectation is and if possible my estimated return potential for each of our holdings.  This will make the letter longer than usual, but you do not need to read every summary.  Each synopsis will be clearly marked so that you can read only the investments that are of interest to you.  The summaries are an expounding of the grades in the following list:

Investment	Business	Management	Financials	Price
Abington Bancorp	C	B	A	A
Advanta Inc.	C	A	C	A
Apple Inc.	A	A	A	A
Berkshire Hathaway Inc.	B	A	A	B
Black & Decker Corp.	A	A	A	A
Cabela's Inc.	A	A	B	A
East West Bancorp	B	A	B	A
El Paso Corp.	B	A	B	B
Farmer Mac	A	B	B	A
Goldman Sachs Group	A	A	C	A
Honda Motor Co.	B	A	B	A
JM Smucker Co.	A	B	B	A
Polaris Industries Inc.	A	A	A	A
TD Ameritrade Holdings	B	A	B	A
Terex Corp. New	B	B	A	A
United Parcel Service	A	A	A	B
Verizon Communications	B	B	C	A
Zimmer Holdings Inc.	A	B	A	B

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

ABINGTON BANCORP (ABBC) is a small community bank with assets of $1.1 billion and is located in the suburbs of Philadelphia.  It has been in business since 1867 as a mutual savings bank until it went public through two stock sales.  The first offering was in December 2004 and the second step was completed in June 2007.  Although it is hard to believe today, this shareholder owned bank’s financial condition is too conservative.  Its tangible equity is $250 million or a ratio of 22.5% of assets.  This is about three times what would be considered a healthy ratio of equity to assets for a bank.  The stock price was $9.12 on June 30th below its book value on a per share basis of $10.22.  Book value has real meaning for a bank because it represents money assets minus money liabilities and Abington’s money assets were in good shape as of the first quarter of 2008.  My expectations for ABBC are for the bank to stay the course with its business plan and to aggressively buy back its stock, especially while it is below book value.  If these are done I believe that the stock could sell for $15 by 2011 for an approximate 17% average annual return.

ADVANTA INC. (ADVNA or ADVNB) is a niche credit card provider to small businesses.  ADVNB is still feeling weakness in collection of its receivables.  The company has acted defensively by building up cash at the corporate level and shifting employees to focus on collections.  This stock is deeply under valued but will not turn around until small business credit markets improve.  The appeal here is that I believe Advanta will get through this difficult period and its return potential over the next three to five years is very high.  The June price was $6.29.  Ignoring the dividends if this stock would only sell for its current book value of $14.60 in four years, then our average annual rate of return would be over 23% per annum.   At the time of this letter the dividend is an additional return of 11% per year.  I believe that if management reduced this dividend then it would use the proceeds to buyback stock.  Plus, book value is not the maximum value of ADVNB because during better economic times this stock could sell for twice its book value as it had in early 2007.

APPLE Inc. (AAPL) is a truly exceptional company and one I am excited to own in our Fund.  There is great growth potential from its smartphonecalled the iPhone.  Smartphones are currently only a small percentage of the overall cell phone market.  These computer phones will grow and take market share. I believe smart phones will become the primary communication and information tool in the world and the iPhone will be a major participant in this change.   Over the past five years revenues have grown four-fold for Apple and it has great growth potential over the next three to five years. Its balance sheet is pristine with $18 billion in cash net of all liabilities or $20 per share. Our cost basis is $139.65 per share which is under 22 times 2009 estimated earnings.  I intend to hold this investment for the next few years because at a 25% growth rate and a PE Ratio of 25 then this stock could sell for $317.35 in 4.5 years.  This is an estimated average annual rate of return of 15.2%.

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

BERKSHIRE HATHAWAY (BRK) This conglomerate is run by the best investment/business mind in the U.S., Warren Buffett.  It is reasonably priced.  If you annualize first quarter earnings then BRK should earn around $4,750 in 2008 excluding capital gains or losses.  Berkshire’s stock holding per share equals $46,850.  The June price for BRK was $120,750.  So take away the stock holdings and Berkshire’s operating businesses are selling for around 15.5 times earnings.  Mr. Buffett holds $73 billion in cash and bonds in the corporation and he is buying stocks.  There are always rumors circulating around Mr. Buffett, but he has committed investments in two mergers, Wrigley and Rohm & Haas.  I plan to keep this investment around 5% of our fund for its long-term growth.

BLACK & DECKER (BDK) is struggling in this housing slump but management is navigating through this turmoil as well as can be expected.  First the company is profitable and generates cash flow of around $500 million.  Most of this money has been going to its shareholders.  BDK bought back 15% of its stock in 2006 followed by 7% last year.  In the first six months of ’08 it bought in the open market 4.45% of its shares.  If this pace continues then in 3 years including ’08 BDK will have removed about 30% of its stock.  This buyback itself offers a 30% or more return in this stock when things turn around because the long-term intrinsic value of BDK has not declined while its share count has declined substantially.  Plus BDK with its wonderful brands should get back to growing its earnings and this will increase its value and its ultimate return.

CABELA’S (CAB) has become one of the top brands in retailing and marketing of hunting, fishing and camping related outdoor merchandise.  This company is feeling the pressures of the weak economy and high oil prices.  The fear of these factors has caused this stock to decline.  Currently, CAB is remarkably undervalued; at its June 30th price of $11 the total value of the business including debt and common stock is selling at 3.8 times EBITDA.  Fair price would be 8 to 10 times EBITDA or approximately $24 to $31 per share.  If this stock went to the mid point of its fair value in 4 years that is a total return of 150%.  However, not only is this stock deeply undervalued, but it should become a growth stock when the economy improves as management returns to its original plan for store openings.  In fishing lingo “It’s a keeper.”

EAST WEST BANCORP (EWBC) was a remarkably successful bank until this year.  Approximately 70% of its clientele are Chinese-Americans and it is developing this east/west niche with three offices in mainland China.  It has been hurt by real estate collateral in California, but the bank has been prudent about addressing its problems and fortifying its balance sheet.  It is a rare growth stock in the banking industry.  Earnings per Share increased every year from $0.77 in 2000 to $2.60 in 2007.  This year earnings will be zero as the bank increases its reserves for troubled loans.  I believe that EWBC will get through this period and will grow again from normalized base earnings of $2.00 per share.  As I write this letter in early August, the stock has already doubled from its June price of $7.06 but its fair price is around $25 and can grow from that level.

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

EL PASO (EP) has two businesses: the largest natural gas pipeline in the U.S. and a gas/oil exploration business that is in the top ten in our country.   As a stand alone company, I believe that the fair price for EP is around $21 to $24 per share. This value increases as it expands its pipeline and then transfers the pipes to its limited partnership, EPB.  This is the company’s current strategy.  In the longer term the gas/oil exploration and production division may be spun-off or sold which should also increase the value per share.  This is still an under-valued energy investment with modest growth projects.

FARMER MAC (AGM) is a U.S. Government sponsored business to guarantee and to increase liquidity for agricultural mortgages.  Its business and assets have been growing.  Earnings are finally increasing as well with core earnings per share in 2007 of $2.80.  AGM is very good about returning earnings to its shareholders.  The amount spent on stock buybacks and dividends last year works out to $2.56 per share; that was 91% of earnings returned to its remaining shareholders.  AGM is selling for around 11 times earnings, is growing its business at better than 10% and is returning money to its shareholders.  I am very optimistic about the long-term return potential from this investment.  My research puts the fair price at $63 in 2012, along with the dividends the average annual return is over 24%.

GOLDMAN SACHS (GS) is one of the premier investment banking firms in the world and its economic relevance has increased with the decline of many of its competitors.  First Call earnings estimate is for $16.93 and $19.71 earnings per share (EPS) for 2008 and 2009 respectively.  This is a PE Ratio of 10 for this year’s earnings and under 9 for 2009.  Brokerage firms and investment banks tend to exacerbate the broad market swings.  For example, if you look at the last positive market from March of 2003 until October 2007 the S&P 500 Index gained 72% while Goldman Sachs gained 264%.  This is a “best in class” business that is inexpensive and should outperform in the next bull market.

HONDA MOTORS (HMC) My opinion is that HMC is situated the best for the changing worldwide transportation industry due to its lead position in motorcycles and quality fuel efficient cars.  Despite economic tumult, its growth in China the first seven months was over 21% and its overall profits in the second quarter were up 8.1%.  In 2010 HMC will begin production of the HondaJet, a cutting-edge, lightweight jet that can change the private jet industry as the Honda Civic changed the U.S. car market.  This stock is cheap at 4.9 times 2007 EBITDA and should benefit from improvements in oil prices and world economic growth.

J.M. SMUCKER CO. (SJM) owns great food brands such as Smucker’s, Jif, Pillsbury, Crisco, Hungry Jack and will soon acquire Folgers.  It is one of the best values among name brand food stocks for it is selling for only 7.2 times 2007 EBITDA.  Private value is around $65 per share.  According to First Call SJM is projected to grow earnings per share at 9% over the next five years.  Based on its dividends and my estimated future price range, SJM’s average annual total return going out to 2012 is 15% to 19%.  This stock also provides a viable inflation hedge over time.

POLARIS INDUSTRIES (PII) faces high oil prices, a weak economy and tough competitors, but it responded in the first half of this year with sales up 21.5% and net income up over 23%.  This is because the company came out with innovative, attractive and high quality products.  One of the reasons the company has a return on capital of over 30% is because of the amount of money it returns to its shareholders through stock buybacks and dividends.  In the first six months this amounted to $99.43 million net.  Annualized this equates to $6.12 per share.  Fair price today is $55 to $74 per share versus a price of $40.38 at the end of June.  With a First Call estimated growth rate of 11% over the next 5 years, my estimated price in 2012 is $86.5.  Along with its dividend this is an estimated average annual average return of 21%.  I intend to ride PII in our Fund’s portfolio for at least the next few years.

TD AMERITRADE (AMTD) is a very well managed discount broker.  Unlike other financial stocks it has held up well in this market.  The primary reason is that its earnings have grown this year.  I have sold shares this year because it had held its price relative to other financial stocks.  First Call has its 5 year growth rate at 18% and yet it sells at only 14 times 2009 earnings estimate.  Thus it offers above average growth potential than the general market, but I will make sales of its shares for alternative investments when the timing seems right.

TEREX (TEX) is an international manufacturer of heavy equipment in five business segments: Aerial Work Platforms; Cranes; Material Processing and Mining; Construction; Utility Products, Road Building and Other.  With 70% of sales outside the U.S., TEX should benefit from continued expansion of the world’s economy and the accompanying structural improvements.  This stock has been a great wealth builder over the past five years.  Based on its June price of $51.37 it is one of the most undervalued stocks in my research universe selling at 3.6 times 2007 EBITDA.  Its balance sheet is solid with $1.2 billion in excess working capital over its liabilities.  If world economies hold up and sales and earnings grow in line with First Call estimates then this stock can increase in value according to my research by 160% over the next 4 1/2 years.  I will continue to build our position in TEX.

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

UNITED PARCEL SERVICE (UPS) is an outstanding global business.  It is slightly undervalued at 7.4 times 2009 estimated EBITDA.  The long-term growth of this business is compelling.  Plus, management is returning money to its shareholders.  In the first six months from dividends and stock buybacks, $3,533 million was returned to the owners.  Annualized this is $7.01 per share or approximately an 11% return to shareholders.  In the short-term this stock should benefit with improvement in the economy and declines in oil prices.  Longer term this stock should deliver above average total return.

VERIZON (VZ) struggled with its business from ’03 to ’07.  It is now growing earnings and is on track.  VZ had been directing its ample cash flow from the wireline phone business into wireless and built the premier system in the U.S.  Now the cash flow is going toward laying fiber optic to homes and businesses and branding this service as FIOS.  Verizon Wireless and FIOS are exciting businesses with significant potential economic returns and yet this stock sells for only 12 times First Call’s 2009 earnings estimate and provides a 5% dividend.  This stock should be able to achieve a price of $50 or more in the next three years which would provide a 17% average total return.

ZIMMER HOLDINGS (ZMH) is a leader in artificial knee and hip replacements.  It also competes in the markets for dental and spinal implants, trauma products and related orthopedic surgical products.  Long-term economics of this business is substantial.  Its financials are solid with over $1.2 billion in working capital after subtracting all liabilities.  In the first six months management applied all of the company’s $600 million of cash flow to stock buy backs.  This is a great long-term growth stock that sells for under 8 times ’09 estimated EBITDA.  My research gives the average return potential on this stock as between 12% to 15% for the next three to five years, but this may prove to be conservative.  The potential here could surprise to the upside.

This is our portfolio of investments.  The letter is long, but I wanted you to have a better understanding of our holdings.  The return potential is exciting.  If the market is close to its turnaround we should be well positioned, but if it lasts longer then I will try to find new investment opportunities.  In fact, I am currently buying one new stock that I look forward to explaining to you in our end of year letter.  Please call or write me if you have any questions about our Fund’s portfolio or financial statements.  Thank you for allowing us at Matthew 25 Management Corp. to work for you.

Good fortune,

Mark Mulholland

President

MANAGER’S COMMENTARY (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

Except for any historical information, the matters discussed in this letter contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve risks and uncertainties, including activities, events or developments that the Advisor expects, believes or anticipates will or may occur in the future. A number of factors could cause actual results to differ from those indicated in the forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. Readers are cautioned that such statements are not guarantees of future performance and actual results may differ materially from those set forth in the forward-looking statements. The Advisor undertakes no obligation to publicly update or revise forward-looking statements whether as a result of new information or otherwise.

PERFORMANCE ILLUSTRATION

JUNE 30, 2008 (UNAUDITED)

	Annual	Annual	Annual	Annual	Annual	Annual	Annual
	Return	Return	Return	Return	Return	Return	Return
	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Matthew 25 Fund	18.68%	39.65%	25.93%	1.08%	3.62%	10.69%	(1.67)%
Russell 3000 Index	21.82%	31.78%	24.14%	20.90%	(7.46)%	(11.46)%	(21.54)%

	Annual	Annual	Annual	Annual	Annual	Six Months
	Return	Return	Return	Return	Return	Return
	12/31/03	12/31/04	12/31/05	12/31/06	12/31/07	6/30/2008
Matthew 25 Fund	32.12%	20.05%	5.07%	3.79%	(19.18)%	(12.46)%
Russell 3000 Index	31.06%	11.95%	6.12%	15.72%	5.14%	(11.05)%

	One Year	Three Year	Five Year	Ten Year	Twelve Year
	6/30/07-6/30/08	6/30/05- 6/30/08	6/30/03 - 6/30/08	6/30/98 - 6/30/08	6/30/96 - 6/30/08
Matthew 25 Fund	(33.81)%	(8.47)%	2.56%	4.21%	8.80%
Russell 3000 Index	(12.69)%	4.73%	8.37%	3.51%	7.47%

The graph below represents the changes in value for an initial $10,000 investment in the Matthew 25 Fund from 12/31/95 to 6/30/08.  These changes are then compared to a $10,000 investment in the Russell 3000 Index, which is an index comprised of 3,000 stocks representing approximately 98% of the U.S. equities market, for the same period.  The Fund's returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

TOP TEN HOLDINGS & ASSET ALLOCATION

JUNE 30, 2008 (UNAUDITED)

Top Ten Holdings	(% of Net Assets)

Federal Agricultural Mortgage Corp.Class A & Class C	11.26%
El Paso Corporation	8.26%
Polaris Industries, Inc.	7.84%
Cabelas, Inc.	6.20%
Abington Bancorp	5.90%
Goldman Sachs	5.74%
Apple Inc.	5.50%
Black & Decker, Inc.	5.23%
Berkshire Hathaway	5.21%
Honda Motor Co.	5.11%
66.25%

Asset Allocation	(% of Net Assets)

Federal & Federally Sponsored Credit Agency	11.26%
Security Brokers, Dealers & Flotation	10.84%
Misc. Transportation Equipment	7.84%
Gas Production & Distribution	8.26%
Misc. Shopping Goods Store	6.20%
Savings Institution	5.90%
Metalworking Machinery & Equipment	5.23%
Fire, Marine & Casualty Insurance	5.21%
Industrial Trucks, Tractors & Trailers	3.95%
Electronic Computers	5.50%
Personal Credit Institution	4.12%
Canned Fruits, Veg & Preserves	2.56%
Orthopedic Prosthetic & Surgical Supplies	3.64%
Motor Vehicles & Passenger Car Bodies	5.11%
State Commercial Banks	3.45%
Telephone Communications	5.08%
Trucking & Courier Services	3.69%
Short-Term Investments	2.08%
Other Assets less Liabilities	0.08%
100.00%

SCHEDULE OF INVESTMENTS

JUNE 30, 2008 (UNAUDITED)

	Number of Shares	Historical Cost	Value
COMMON STOCKS -- 97.84%

CANNED FRUITS, VEG & PRESERVES, JAMS & JELLIES -- 2.56%
J.M. Smucker Co	33,500	$ 1,582,689	$1,361,440

ELECTRONIC COMPUTERS -- 5.50%
Apple Inc.*	17,500	2,443,767	2,930,200

FEDERAL & FEDERALLY SPONSORED CREDIT AGENCY -- 11.26%
Federal Agricultural Mortgage Corp.Cl. C	200,000	3,724,067	4,956,000
Federal Agricultural Mortgage Corp.Cl. A	73,400	1,302,785	1,045,950
		5,026,852	6,001,950

FIRE, MARINE & CASUALTY INSURANCE -- 5.21%
Berkshire Hathaway, Class A *	23	1,178,295	2,777,250

GAS PRODUCTION & DISTRIBUTION -- 8.26%
El Paso Corporation	202,500	1,388,521	4,402,350

INDUSTRIAL TRUCKS TRACTORS TRAILERS & STACKERS -- 3.95%
Terex Corp *	41,000	2,588,613	2,106,170

METALWORKING MACHINERY & EQUIPMENT -- 5.23%
Black & Decker, Inc.	48,500	1,887,967	2,789,235

MISC. SHOPPING GOODS STORE -- 6.20%
Cabelas, Inc.*	300,000	5,159,260	3,303,000

MISC. TRANSPORTATION EQUIPMENT -- 7.84%
Polaris Industries, Inc.	103,500	1,670,582	4,179,330

MOTOR VEHICLES & PASSENGER CAR BODIES -- 5.11%
Honda Motor Co. Ltd.	80,000	2,509,524	2,722,400

ORTHOPEDIC, PROSTHETIC & SURGICAL SUPPLIES -- 3.64%
Zimmer Holdings Inc. *	28,500	1,924,182	1,939,425
*Non-income producing security during the period. The accompanying notes are an integral part of these financial statements. SCHEDULE OF INVESTMENTS (CONTINUED) JUNE 30, 2008 (UNAUDITED)
	Number of Shares	Historical Cost	Value

PERSONAL CREDIT INSTITUTION -- 4.12%
Advanta Corporation, Class A	268,150	$1,606,078	$1,472,144
Advanta Corporation, Class B	115,000	1,030,332	723,350
		2,636,410	2,195,494

SAVINGS INSTITUTION -- 5.90%
Abington Community Bancorp	345,000	2,856,464	3,146,400

SECURITY BROKERS, DEALERS & FLOTATION -- 10.84%
TD Ameritrade Holding Corp. *	150,000	1,160,955	2,713,500
Goldman Sachs Group, Inc.	17,500	3,219,850	3,060,750
		4,380,805	5,774,250

STATE COMMERCIAL BANKS -- 3.45%
East West Bancorp, Inc.	260,000	4,373,245	1,835,600

TELEPHONE COMMUNICATIONS -- 5.08%
Verizon Communications, Inc.	76,500	2,883,093	2,708,100

TRUCKING & COURIER SERVICES -- 3.69%
United Parcel Service, Inc.	32,000	2,106,604	1,967,040

TOTAL COMMON STOCKS		46,596,873	52,139,634

SHORT-TERM INVESTMENTS -- 2.08%
US Bank Repurchase Agreements	1,107,949	1,107,949	1,107,949
Collateralized by US Government
Agencies, 1.65%, Dated 6/30/08
Due 7/1/08

TOTAL INVESTMENTS -- 99.92%		$47,704,822	53,247,583
Other Assets Less Liabilities -- 0.08%			43,607
NET ASSETS 100.00%			$53,291,190

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)

ASSETS
Investments in securities at value (cost $47,704,822)	$ 53,247,583
Receivables:
Dividends & Interest	24,435
Portfolio securities sold	125,342
TOTAL ASSETS	53,397,360

LIABILITIES
Payable for fund shares redeemed	42,928
Payable to Advisor	47,714
Accrued expenses	15,528
TOTAL LIABILITIES	106,170

NET ASSETS: (Equivalent to $12.16 per share based on	$ 53,291,190
4,383,136 shares of capital stock outstanding 100,000,000
shares authorized, $0.01 par value)
Minimum Redemption Price Per Share $12.16 x 0.98 = 11.92 (Note 5)

COMPOSITION OF NET ASSETS

Shares of common stock	$ 43,831
Additional paid-in capital	46,027,410
Net unrealized appreciation of investments	5,542,761
Undistributed net investment income	180,403
Undistributed net realized gain on investments	1,496,785

NET ASSETS	$ 53,291,190

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

For the six months ended JUNE 30, 2008 (UNAUDITED)

INVESTMENT INCOME:
Dividends	$ 531,255
Interest	28,400

TOTAL INVESTMENT INCOME	559,655
EXPENSES:
Management fee (Note 2)	305,540
Insurance	11,700
Registration and compliance	11,634
Custodian fees	10,634
Office expense	9,448
Professional fees	6,645
Shareholder reporting	5,294
Directors' fees and expenses	4,877
Software and Transfer Agency	3,695
Postage and printing	3,156
Bank fees	2,082
State and local taxes	1,621
Telephone	1,610
IRA expense	1,316

TOTAL EXPENSES	379,252
NET INVESTMENT INCOME	180,403
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	1,498,985
Net change in unrealized appreciation of investments	(9,466,170)
Net realized and unrealized gain (loss) from investments	(7,967,185)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ (7,786,782)

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Unaudited Six Months Ended	Year Ended
	6/30/08	12/31/07
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 180,403	$ 339,350
Net realized gain from investments	1,498,985	4,994,885
Unrealized appreciation (depreciation) on investments	(9,466,170)	(22,201,948)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	(7,786,782)	(16,867,713)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	-	(376,678)
From realized gains	-	(5,057,468)
TOTAL DISTRIBUTIONS	0	(5,434,146)

CAPITAL SHARE TRANSACTIONS (Note 4)	(6,482,281)	(11,865,778)

TOTAL DECREASE	(14,269,063)	(34,167,637)

NET ASSETS, BEGINNING OF PERIOD	67,560,253	101,727,890

NET ASSETS, END OF PERIOD	$ 53,291,190	$ 67,560,253
(including $180,403 and $0 of undistributed net investment income)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS & RELATED RATIOS/SUPPLEMENTAL DATA

 JUNE 30, 2008 (UNAUDITED)

	(Unaudited) Six Months Ended	Year ended
	6/30/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Net asset value,
Beginning of period	$13.89	$18.29	$17.88	$17.22	$14.72	$11.68
Income from investment operations
Net investment income (1)	0.04	0.07	0.24	0.05	0.13	0.00
Net gains (loss) on investments both realized and unrealized	(1.77)	(3.39)	0.44	0.82	2.82	3.74
Total from investment operations	(1.73)	(3.32)	0.68	0.87	2.95	3.74
Less distributions
From net investment income	0.00	(0.08)	(0.25)	(0.05)	(0.13)	0.00
From realized gains	0.00	(1.00)	(0.02)	(0.16)	(0.32)	(0.69)
From return of capital	0.00	0.00	0.00	0.00	0.00	(0.01)
Total distributions	0.00	(1.08)	(0.27)	(0.21)	(0.45)	(0.70)
Net asset value, end of period	$12.16	$13.89	$18.29	$17.88	$17.22	$14.72
Total return (2)	(12.46)%	(19.18)%	3.79%	5.07%	20.05%	32.12%
Net assets, end of period (000’s omitted)	$53,291	$67,560	$101,728	$108,943	$92,011	$60,001
Ratio of expenses, to average net assets	1.23% *	1.17%	1.15%	1.17%	1.19%	1.23%
Ratio of net investment income, to average assets	0.59% *	0.37%	1.35%	0.33%	1.00%	(0.01)%
Portfolio turnover rate	35.97%	18.86%	28.54%	19.48%	12.46%	23.52%
* Annualized
(1) Per share net investment income has been determined on the average number of shares outstanding during the period.
(2) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008 (UNAUDITED)

NOTE 1 - Summary of Significant Accounting Policies

Nature of Operations

Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 in Pennsylvania and commenced operations on October 16, 1995. The Fund is registered as an open-end, non-diversified management investment company under the Investment Company Act of 1940, and its shares are registered under the Securities Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations

Equity securities are valued by using market quotations.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued at its last bid price.  When market quotations are not readily available, or when the Advisor determines that the market quotation does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities may be valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders

The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other

The Fund follows industry practice and records security transactions on the trade date.

The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

NOTE 2 - Investment Advisory Agreement and Other Related Party Transactions

The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, (The Advisor) whereby The Advisor receives a fee of 1% per year on the net assets of the Fund.  All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.  The Advisor has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the first 6 months of 2008, as computed pursuant to the investment advisory agreement, totaled $305,540.  The Fund owed the Advisor $47,714 at June 30, 2008.  The management fee is the only revenue for The Matthew 25 Management Corp., and the Management Corp.'s expenses are paid out of this revenue.

Mr. Mark Mulholland is the sole director and officer of The Advisor and is also the President of the Fund. In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc.  During the six months ended June 30, 2008, the Fund paid brokerage commissions of $0 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $0.  Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or The Advisor and is not responsible for any of the investment advice rendered to the Fund by The Advisor or Mr. Mulholland.

NOTE 3 – Investments

For the six months ended June 30, 2008, purchases and sales of investment securities other than short-term investments aggregated $22,166,588 and $25,089,726 respectively.  At June 30, 2008 the gross unrealized appreciation for all securities totaled $11,811,766 and the gross unrealized depreciation for all securities totaled $6,269,005 or a net unrealized appreciation of $5,542,761. The aggregate cost of securities for federal income tax purposes at June 30, 2008 was $47,704,822, including short-term investments.

NOTE 4 - Capital Share Transactions

As of June 30, 2008 there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $46,071,241. Transactions in capital stock were as follows:

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

	Shares	Amount	Shares	Amount
Shares sold	74,773	$1,012,295	325,185	$5,767,147
Shares issued in reinvestment of dividends	---	---	316,034	5,340,372
Shares redeemed	(554,663)	(7,494,576)	(1,341,569)	(22,973,297)
Net Decrease	(479,890)	$(6,482,281)	(700,350)	$(11,865,778)

NOTE 5 - Redemption Fee

To discourage short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund will impose a redemption fee of 2% of the total redemption amount (calculated at market value) if shares are held for 365 days or less.  The redemption fee does not apply to shares purchased through reinvested distributions.  For the six months ended June 30, 2008 the Fund received $2,934 in redemption fees.

NOTE 6 - Federal Income Taxes

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.  As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$180,403
Undistributed realized gain	$1,498,985
Unrealized appreciation	$5,542,761

The tax character of distributions paid during the years ended December 31, 2007 and 2006 are as follows:

	2007	2006
Ordinary income	$376,678	$1,380,226
Long-term capital gain	$5,057,468	$103,971

NOTE 7 - New Accounting Pronouncement

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on January 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2008 (UNAUDITED)

are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008.  In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund's investments by the above fair value hierarchy levels as of June 30, 2008:

	Investment in Securities	Other Financial Instruments*
Description
Level 1 -Quoted prices	$53,247,583	--
Level 2 -Other significant observable inputs	--	--
Level 3 -Significant unobservable inputs	--	--
Total	$53,247,583	--

*Other financial instruments are derivative instruments not reflected in the Portfolio of

Investments, such as futures forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

EXPENSE EXAMPLE

JUNE 30, 2008 (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) direct costs, such as IRA fees and (2) indirect costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.  IRAs with less than $10,000 may be charged $14 annually for IRA Custodian Fees at the discretion of the Fund's Management or Directors.  This $14 fee is not reflected in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and  hypothetical expenses based on the Fund's actual expenses ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of  investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as IRA fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if IRA fees were included your costs would be higher.

	Beginning Account Value January 1, 2008	Ending Account Value June 30, 2008	Expenses Paid During Period* January 1, 2008 to June 30, 2008
Actual	$1,000.00	$875.45	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.27
* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

ADDITIONAL INFORMATION

JUNE 30, 2008 (UNAUDITED)

PROXY VOTING GUIDELINES

Matthew 25 Management Corp., the Fund's Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge, upon request, by calling 1-888-M25-FUND.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At an in-person meeting held on October 18, 2007, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the Investment Advisor.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement.  This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

INVESTMENT PERFORMANCE

The Directors reviewed the performance of the Fund, as compared to other mutual funds and market benchmarks.  This review focused on the long-term performance of the Fund.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISOR

The Directors considered the Fund's management fee and total expense ratio relative to industry averages. The Directors determined that the Advisor is operating profitably, is viable and should remain as an ongoing entity.

ECONOMIES OF SCALE

The Directors considered information regarding economies of scale with respect to the management of the Fund.

CONCLUSIONS

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

BOARD OF DIRECTORS INFORMATION

JUNE 30, 2008 (UNAUDITED)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-M25-FUND.  Each Director may be contacted by writing to the Director c/o Matthew 25 Fund, 607 West Avenue Jenkintown, PA  19046.

INDEPENDENT DIRECTORS
Name and Age	Position with Fund	Term of Office and Length of Time Served	Principle Occupation During Last Five Years	Other Directorships
Philip J. Cinelli, D.O. Age 48	Director	1 year with election held annually. He has been a Director since 1996.	Physician in Family Practice	None
Samuel B. Clement Age 50	Director	1 year with election held annually. He has been a Director since 1996.	Stockbroker with Securities of America	None
Linda Guendelsberger Age 48	Director Secretary of Fund	1 year with election held annually. She has been a Director since 1996.	CPA and Shareholder with Fishbein & Co.	None
Scott Satell Age 45	Director	1 year with election held annually. He has been a Director since 1996.	Manufacturer's Representative with BPI Ltd.	None
INTERESTED DIRECTORS
Steven D. Buck, Esq. Age 48	Director	1 year with election held annually. He has been a Director since 1996.	Attorney and Shareholder with Stevens & Lee	None
Mark Mulholland Age 48	Director President of Fund.	1 year with election held annually. He has been a Director since 1996.	President of Matthew 25 Fund, President of Matthew 25 Management Corp., Stockbroker with Boenning & Scattergood.	None

Mr. Buck and Mr. Mulholland are Directors of the Fund and are considered "interested persons" as defined by the Investment Company Act of 1940.  Mr. Mulholland is an interested person in so far as he is President and owner of the Fund's is an interested person insofar as he is President and owner of the Fund's Investment Adviser. Mr. Buck is not an independent director as long as he or his law firm provides legal advice to the Fund for compensation.  Additionally, Mr. Buck's sister Lesley Buck is the Chief Compliance Officer of Matthew 25 Fund.

Item 2. Code of Ethics  Not applicable.

Item 3. Audit Committee Financial Expert  Not applicable.

Item 4. Principal Accountant Fees and Services  Not applicable.

Item 5. Audit Committee of Listed Companies.   Not applicable.

Item 6. Schedule of Investments. Included in Report to Shareholders.

Item 7. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls. There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CERT.  Filed herewith.

(a)(2)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matthew 25 Fund, Inc.

By /s/Mark Mulholland

     *Mark Mulholland

     President, Chief Financial Officer

Date: September 8, 2008

*Print the name and title of each signing officer under his or her signature.